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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 26, 2002


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2002-RZ1)

                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                333-60164                   41-1955181
            --------                ---------                   ----------
(STATE OR OTHER JURISDICTION         (COMMISSION           (I.R.S. EMPLOYER
OF INCORPORATION)                    FILE NUMBER)          IDENTIFICATION
                                                             NO.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




      Registrant's telephone number, including area code, is (952) 857-7000

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                         Exhibit Index located on Page 2


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.
        ------------

        On February 26, 2002, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RZ1, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2002, among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.


Item 7. Financial Statements Pro Forma Financial Information and Exhibits.
        -----------------------------------------------------------------

               (a)    Not applicable

               (b)    Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                   Sequentially
                                                                       Numbered
Exhibit                                                                 Exhibit
Number                                                                     Page


10.1 Pooling and Servicing Agreement, dated as of February 1, 2002 among Residential Asset Mortgage Products, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                          By: //s// Julie Steinhagen
                              --------------------------------------
                          Name: Julie Steinhagen
                          Title:Vice President

Dated: February 26, 2002

                                  Exhibit 10.1

                         Pooling and Servicing Agreement


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